CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Salvatore Faia, President of The RBB Fund, Inc. (the "Registrant"), certify that:

     1. The Registrant's periodic report on Form N-CSR for the period ended August 31, 2009 (the "Report") fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: November 4, 2009                  /s/ Salvatore Faia
                                        ------------------------------------
                                        Salvatore Faia, President
                                        (principal executive officer)

I, Joel Weiss, Treasurer of The RBB Fund, Inc. (the "Registrant"), certify that:

     1. The Registrant's periodic report on Form N-CSR for the period ended August 31, 2009 (the "Report") fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: October 30, 2009                  /s/ Joel Weiss
                                        ------------------------------------
                                        Joel Weiss, Treasurer
                                        (principal financial officer)

THESE CERTIFICATIONS IS BEING FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION SOLELY PURSUANT TO RULE 30A-2(B) UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND 18 U.S.C. Section 1350 AND ARE NOT BEING FILED AS PART OF THE REPORT OR AS A SEPARATE DISCLOSURE DOCUMENT.